T. Rowe Price California Tax-Free Money Fund

T. Rowe Price New York Tax-Free Money Fund

Supplement to Prospectuses and Summary Prospectuses Dated July 1, 2021

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND AND T. ROWE PRICE NEW YORK TAX-FREE MONEY FUND

On August 23, 2021, the assets and liabilities of the funds were transferred to, and the funds were reorganized into, the T. Rowe Price Tax-Exempt Money Fund through a tax-free reorganization. As a result, the funds are no longer offered to shareholders for purchase.

The date of this supplement is August 25, 2021.

8/25/21